Other Comprehensive Income (Loss) (Classifications out of accumulated other comprehensive income) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unrealized Gains and Losses on Available-for-Sale Securities
Realized Gain on Sale of Securities	$ 467	$ 76	$ 1,080	$ 94	$ 1,667	$ 3,024	$ 0
Tax Expense	189		437
Net of Tax	278		643
Total Reclassifications for Period	$ 278		$ 643